Exhibit 10.4
SELECTED DEALER AGREEMENT
Blackstone Securities Partners L.P. (the “Dealer Manager”), as the dealer manager for each of
Blackstone Infrastructure Strategies L.P. (the “Fund”) and Blackstone Infrastructure Strategies (TE) L.P.
(the “Feeder”), each a Delaware limited partnership (the Fund and the Feeder, collectively, the
“Partnership”), invites you (the “Dealer”) to participate in the offer and sale of limited partnership units of the Partnership (“Units”) to certain of the Dealer’s qualified customers (“Customers”) subject to the following terms:
1.Dealer Manager Agreement
The Dealer Manager has entered into a Second Amended and Restated Dealer Manager
Agreement with the Partnership dated March 10, 2026 (as may be amended from time to time, the
“Dealer Manager Agreement”). Except as otherwise specifically stated herein, all terms used in this
Selected Dealer Agreement (this “Agreement”) have the meanings provided in the Dealer Manager
Agreement.
As described in the Dealer Manager Agreement, the Partnership is conducting an ongoing private placement offering (the “Offering”) in accordance with Rule 506(b) of Regulation D under the Securities
Act of 1933, as amended (the “Securities Act”), which may consist of Class I-Series E Units, Class I-
Series I Units, Class I-Series II Units, Class I-Series III Units, Class I-Series IV Units, Class S-Series E
Units, Class S-Series I Units, Class D-Series E Units, Class D-Series I Units and/or any other Units described in the applicable Memorandum (each class, or series of such class, of Units, a “Type” and such
Class I-Series I Units, Class S-Series I Units and Class D-Series I Units are also referred to as “Class I
Units,” “Class S Units” and “Class D Units,” respectively, in the Offering Materials or the applicable
Memorandum (each as defined below)). For the avoidance of doubt, any reference to Class I-Series E
Units, Class I-Series I Units, Class I-Series II Units, Class I-Series III Units, Class I-Series IV Units,
Class S-Series E Units, Class S-Series I Units, Class D-Series E Units and/or Class D-Series I Units shall include each of the Fund’s Class I-Series E Units, Class I-Series I Units, Class I-Series II Units, Class I-
Series III Units, Class I-Series IV Units, Class S-Series E Units, Class S-Series I Units, Class D-Series E
Units and/or Class D-Series I Units and the Feeder’s Class I-Series ETE Units, Class I-Series ETE-ACC Units,
Class I-Series ITE Units, Class I-Series ITE-ACC Units, Class I-Series IITE Units, Class I-Series IIITE Units,
Class I-Series IVTE Units, Class S-Series ETE Units, Class S-Series ETE-ACC Units, Class S-Series ITE Units,
Class S-Series ITE-ACC Units, Class D-Series ETE Units, Class D-Series ETE-ACC Units, Class D-Series ITE
Units and/or Class D-Series ITE-ACC Units. Further, any reference to a “Distribution Type” shall include
Class I-Series E Units, Class I-Series ETE Units, Class I-Series I Units, Class I-Series ITE Units, Class I-
Series II Units, Class I-Series IITE Units, Class I-Series III Units, Class I-Series IIITE Units, Class I-Series
IV Units, Class I-Series IVTE Units, Class S-Series E Units, Class S-Series ETE Units, Class S-Series I
Units, Class S-Series ITE Units, Class D-Series E Units, Class D-Series ETE Units, Class D-Series I Units
and Class D-Series ITE Units; and any reference to an “Accumulation Type” shall include Class I-Series
ETE-ACC Units, Class I-Series ITE-ACC Units, Class S-Series ETE-ACC Units, Class S-Series ITE-ACC Units,
Class D-Series ETE-ACC Units and Class D-Series ITE-ACC Units. The differences between the Types of
Units and the eligibility requirements for each Type of Units are described in detail in the applicable
Memorandum (as defined herein). The Units are to be offered and sold as described in the applicable
Memorandum.
Under the terms of the Offering, as set forth in the Amended and Restated Confidential Private
Placement Memorandum, dated as of May 2026, for the Class I-Series I Units, Class S Units and Class D
Units (including any supplements and amendments thereto, all financial statements, appendices and all other documents which are part thereof, the “Main PPM”), the Amended and Restated Confidential Private
Placement Memorandum, dated as of November 2026, for the Class I-Series II Units, Class I-Series III
Units and Class I-Series IV Units (including any supplements and amendments thereto, all financial statements, appendices and all other documents which are part thereof, including the Main PPM, the
“Ladder Series Wrapper PPM”), and the Amended and Restated Confidential Private Placement
Memorandum, dated as of November 2026, for the Class I-Series E Units, Class S-Series E Units and
Class D-Series E Units (including any supplements and amendments thereto, all financial statements, appendices and all other documents which are part thereof, including the Main PPM, the “Extended Series
Wrapper PPM”, and each of the Ladder Series Wrapper PPM and the Extended Series Wrapper PPM, a
“Wrapper PPM”) (the Wrapper PPMs and the Main PPM, a “Memorandum”), the Units will be offered and sold at the offering prices per Unit set forth in the applicable Memorandum. In connection with the
Offering, the minimum initial subscription amount by any one person shall be as set forth in the applicable
Memorandum (except as otherwise accepted by the Dealer Manager pursuant to its discretion to accept lesser amounts).
By your acceptance of this Agreement, you will become one of the Dealers referred to in the
Dealer Manager Agreement between the Partnership and the Dealer Manager and will be entitled and subject to the indemnification provisions contained in the Dealer Manager Agreement, including the provisions of Section 5 of the Dealer Manager Agreement wherein the Dealers severally agree to indemnify and hold harmless the Partnership, the Dealer Manager and each officer and director thereof, and each person, if any, who controls the Partnership or the Dealer Manager within the meaning of the
Securities Act. The Dealer hereby agrees to use its best efforts to sell the Units for cash on the terms and conditions stated in the applicable Memorandum. Nothing in this Agreement shall be deemed or construed to make the Dealer an employee, agent, representative or partner of the Dealer Manager, the Partnership or any of their respective affiliates, and the Dealer is not authorized to act for the Dealer Manager, the
Partnership or any of their respective affiliates, or to make any representations on their behalf except as set forth in the applicable Memorandum and in the Authorized Sales Materials (as defined below).
The Dealer acknowledges and agrees that none of the Dealer Manager, the Partnership or any of their respective affiliates are: (a) providing any advice or recommendations to any persons who purchase and/or hold Units through the Dealer pursuant to this Agreement (“Investor”); (b) providing any custody services to any person, including any Investors or any Customers or clients of the Dealer; (c) acting as agent for any prospective Investor or Investors; (d) executing sales for any Investors or any Customers or clients of the Dealer; (e) acting as broker of record for any Investors; (f) providing any distribution services or any stockholder and account maintenance services or other non-distribution services to
Investors; and/or (g) owing a duty to any prospective Investor or Investors.
2.Submission of Orders
(a)Each person desiring to purchase Units in the Offering will be required to complete and execute a subscription agreement for an investment in Units (“Subscription Agreement”) and to deliver to the Dealer such completed and executed Subscription Agreement together with a check or wire transfer
(“Instruments of Payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the applicable Memorandum.
(b)Customers who purchase Units will be instructed by the Dealer to make their Instruments of Payment payable to or for the benefit of “Blackstone Infrastructure Strategies L.P.” or “Blackstone
Infrastructure Strategies (TE) L.P.”, as applicable.

(c)Subscription Agreements received during each month before five (5) business days prior to the first calendar day of the next month will be transmitted to the Partnership or its agent as set forth in the Subscription Agreement or as otherwise directed by the Partnership at least five (5) business days prior to the first calendar day of the next month, and the Dealer shall use commercially reasonable efforts to deliver Instruments of Payment with respect to such transmitted Subscription Agreements at least two
(2) business days prior to the first calendar day of the next month, but no later than one (1) business day prior to the first calendar day of the next month, as set forth in the Subscription Agreement or as otherwise directed by the Partnership. Subscription Agreements received from subscribers during the five
(5) business day period prior to the first calendar day of a month will be transmitted at least five (5)
business days prior to the first calendar day of the month after the next month (the “Following Month”), and the Dealer shall use commercially reasonable efforts to deliver Instruments of Payment with respect to such transmitted Subscription Agreements at least two (2) business days prior to the first calendar day of the Following Month, but no later than one (1) business day prior to the first calendar day of the
Following Month. Purchase orders which include (i) Instruments of Payment received by the Partnership at least two (2) business days prior to the first calendar day of the month and (ii) a completed and executed Subscription Agreement in good order received by the Partnership or its transfer agent at least five (5) business days prior to the first calendar day of the month (unless waived by the Dealer Manager)
will be executed as of the first day of such month at a purchase price equal to the Partnership’s net asset value (“NAV”) per Unit as of the last calendar day of the immediately preceding month applicable to the
Type of Units being purchased (as calculated in accordance with the procedures described in the applicable Memorandum).
(d)Any redemption requests must be made in accordance with the applicable procedures described in the applicable Memorandum, the Partnership’s Unit Redemption Plan (as defined in the applicable Memorandum), the Subscription Agreement, and applicable law, rules and regulations. The parties acknowledge and agree that a redemption request is not received in “good order” unless the redemption request and all required documentation is complete and received by the Partnership’s transfer agent by the applicable redemption request deadline described in the applicable Memorandum, the
Subscription Agreement or otherwise specified by the Partnership in writing.
(e)If the Dealer receives a Subscription Agreement or Instrument of Payment not
conforming to the foregoing instructions, the Dealer shall return such Subscription Agreement and
Instrument of Payment directly to such subscriber no later than the end of the next business day following its receipt. Subscription Agreements and Instruments of Payment received by the Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section 2. Transmittal of received investor funds will be made in accordance with the procedures set forth in Section 2(c). For the avoidance of doubt, the Dealer Manager will not accept, hold, transmit or return Instruments of Payment, securities, or Subscription Agreements. All Subscription Agreements and
Instruments of Payment must be sent directly to the Partnership or its designated agent. If the Dealer
Manager inadvertently receives any such items, it will promptly forward them to the Partnership or its designated agent without review.
(f)Subscription funds may be transmitted to the Partnership net of any upfront selling commissions, placement fees, subscription fees or similar fees (“Subscription Fees”) subject to the terms and conditions set forth in Schedule I attached hereto. No Subscription Fees will be paid to or through the
Dealer Manager.

3.Pricing
Except as otherwise provided in the applicable Memorandum, which may be amended or supplemented from time to time, the offering price of Units shall be equal to the Partnership’s then current NAV per Unit applicable to the Type of Units being purchased (as calculated in accordance with the procedures described in the applicable Memorandum). Except as otherwise provided in the applicable
Memorandum, for unitholders of Distribution Types who participate in the Partnership’s distribution reinvestment plan (the “DRIP”), the cash distributions attributable to such Distribution Type that each
Distribution Type unitholder owns will be automatically reinvested in additional Units of the same
Distribution Type (the “DRIP Units”).  The DRIP Units are to be issued to Distribution Type unitholders of the Partnership at a purchase price equal to the most recent available NAV per Unit for such Units at the time the distribution is payable and will be subject to the payment of unitholder servicing fees on such
DRIP Units, as applicable to the relevant Type of Units. For the avoidance of doubt, unitholders of
Accumulation Types generally are not expected to receive distributions; instead income attributable to the
Accumulation Types and other increases in the value of the underlying Class I-Series I Units and other assets held by the Feeder in respect of such Accumulation Types will accrete to the NAV of such
Accumulation Types. U.S. withholding tax obligations attributable to the Accumulation Types will be deducted from distributions, if any, or reflected as a reduction to the NAV of the Accumulation Types.
Except as otherwise indicated in the applicable Memorandum or in any letter or memorandum sent to the
Dealer by the Partnership or the Dealer Manager, a minimum initial subscription amount by each unitholder in the Partnership of $10,000 and $1,000 for subsequent subscriptions is required unless such minimums are waived by the Dealer Manager. The Units are nonassessable.
4.Dealer Compensation
Except as may be provided in the applicable Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales and ongoing unitholder services rendered by the
Dealer hereunder, the Dealer is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule I hereto.
5.Representations, Warranties and Covenants of the Dealer
(a)In addition to the representations and warranties found elsewhere in this Agreement, the
Dealer represents, warrants, covenants and agrees that:
(i)It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which the Dealer is organized.
(ii)It is empowered under applicable laws and by the Dealer’s organizational documents to enter into this Agreement and perform all activities and services of the Dealer contemplated herein and there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting the Dealer’s ability to perform under this Agreement.
(iii)The execution, delivery, and performance of this Agreement; the incurrence of the obligations set forth herein; and the consummation of the transactions contemplated herein, including the issuance and sale of the Units, will not constitute a breach of, or default under, any agreement or instrument by which the Dealer is bound, or to which any of its assets are subject, or any order, rule, or regulation applicable to it of any court, governmental body, or administrative agency having jurisdiction over it.

(iv)All requisite actions have been taken to authorize the Dealer to enter into and perform this Agreement.
(v)It shall notify the Dealer Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding with respect to the Units offered hereunder against the Dealer or its principals, affiliates, officers, directors, employees or agents, or any person who controls the Dealer, within the meaning of
Section 15 of the Securities Act.
(vi)It has developed and will continue to maintain policies and procedures reasonably designed to ensure material compliance with all laws applicable to the Dealer’s obligations under this Agreement.
(vii)As of the date hereof and at any time during the term of this Agreement, any written information about the Dealer that is furnished by the Dealer for inclusion in the
Offering Materials (as defined below) does not and will not contain any untrue statement of material fact, or omit to state any material fact required to be stated
therein or necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.
(viii)Subject to the Dealer’s compliance with the terms herein (including, but not limited to, Section 5(a)(xii)(D), Section 9(e) and any jurisdictional-specific restrictions set forth in Schedule III), the Dealer is hereby authorized to offer and sell Units in the jurisdictions set forth on Schedule III attached hereto. Except for those jurisdictions listed on Schedule III hereto, the Dealer will not offer, sell or distribute Units, or otherwise make any such Units available, in any jurisdiction outside of the United
States or United States territories unless the Dealer receives prior written consent from the Dealer Manager.
(ix)It acknowledges that the Dealer Manager will enter into similar agreements with other broker-dealers, which does not require the consent of the Dealer.
(x)It is a broker-dealer registered with the Financial Industry Regulatory Authority
(“FINRA”) and subject to FINRA Rule 2030 (the “Rule”). The Dealer represents that it has policies and procedures to ensure compliance with the Rule and is currently in compliance with the Rule. The Dealer further represents that neither it nor any of its
Covered Associates (as defined below) has made, directly or indirectly, any contributions that prohibit the Dealer from engaging in solicitation activities for compensation under the Rule (a “Triggering Contribution”). The Dealer hereby agrees that neither it nor any of its Covered Associates will make a Triggering
Contribution or violate the Rule while the Dealer is engaged hereunder. If the Dealer breaches this provision and becomes aware of a Triggering Contribution or a violation of the Rule, it shall promptly provide written notice to the Dealer Manager, which notice shall include a description of the nature of the ban or violation.
“Covered Associates” means any (A) general partner, managing member or executive officer of the Dealer, as well as any person with a similar status or function, (B) any associated person of the Dealer who engages in distribution or solicitation activities with a government entity, (C) any associated person of the Dealer who supervises, directly or indirectly, the government entity distribution or solicitation activities of a person in (B) above, and (D) any political action committee controlled by the Dealer or one of its Covered Associates.
(xi)It is (A) duly registered as a broker-dealer with the U.S. Securities and Exchange
Commission (the “SEC”) and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is duly registered as a broker-dealer under the laws of each state and, to the extent required, the equivalent thereof in any other jurisdiction or (B) duly registered under the laws and, to the extent required, in any applicable non-U.S. jurisdiction (including the jurisdictions listed on Schedule III), which require such registration in connection with the services to be provided by the
Dealer hereunder.
(xii)It will conduct its activities in accordance with all applicable U.S. and non-U.S.
securities laws and other applicable legal and regulatory requirements in any jurisdiction where Units are marketed, and the Dealer will not take any action that:
(A) constitutes a public offering of or for the Units within the meaning of Section
4(a)(2) of the Securities Act or general solicitation of prospective investors in the
Partnership within the meaning of Regulation D promulgated thereunder; (B) causes the Offering of the Units to lose any exemption from registration with the SEC provided by Section 4(a)(2) of the Securities Act; (C) causes the Partnership to lose its exemption under Section 3(c)(7) of the Investment Company Act of 1940 (the
“Investment Company Act”); or (D) causes the Units to be required to be registered under any non-U.S. laws (including, for the avoidance of doubt, the laws of any jurisdiction listed on Schedule III attached hereto).
(xiii)It covenants that with respect to any statement by the Dealer or any Affiliated
Promoter (as defined below) (or any of their respective representatives or agents, in their capacities as such) that it disseminates to any prospective Investor (or any of its representatives or agents, in their capacities as such), in connection with the services or activities performed by the Dealer or any Affiliated Promoter under this
Agreement, that is an “endorsement” or “testimonial” (as defined in Rule 206(4)-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the
“Marketing Rule”)), of or relating to the Fund, the Feeder, the Advisor (as defined below) or any of its officers or employees (any such statement, a “Promotional
Statement”), the Dealer shall use best efforts to ensure, and shall cause any Affiliated
Promoter to use best efforts to ensure, that each Promotional Statement: (A) complies with the requirements applicable to “advertisements” under the Marketing Rule (as such term is defined in the Marketing Rule), (B) does not include any untrue statement of material fact, and (C) is not materially misleading, which shall exclude documents and statements prepared by the Dealer Manager, the Advisor (or its affiliates), including the applicable Memorandum, that the Dealer Manager and the
Advisor have authorized the Dealer to disseminate to prospective Investors (or their representatives or agents) but excluding any information or statement in any of the foregoing that was prepared, added or substantially modified by the Dealer (or an affiliate thereof), satisfy clauses (A) through (C) in this sentence. “Affiliated
Promoter” means any affiliate of the Dealer (x) to which the Dealer assigns or delegates its rights or obligations under this Agreement, (y) that is engaged or retained by the Dealer in connection with the solicitation or referral of prospective
Investors or to otherwise assist the Dealer in performing its obligations or services under this Agreement or (z) that is designated by the Dealer to receive all or a portion of any fees contemplated hereunder, directly or indirectly, in connection with the solicitation or referral of prospective Investors. For the avoidance of doubt, the term
“Affiliated Promoter” shall exclude any officer, employee, agent or representative of the Dealer or an Affiliated Promoter who gives or disseminates Promotional
Statements solely in his or her capacity as such.
(xiv)It covenants that, at all times during which the Dealer or any Affiliated Promoter gives or disseminates Promotional Statements, the Dealer shall maintain, and shall cause such Affiliated Promoter to maintain, policies and procedures that (A) are reasonably designed to prevent the Dealer, such Affiliated Promoter and any of their respective personnel who give or disseminate Promotional Statements on their behalf from giving or disseminating statements that violate anti-fraud provisions under applicable securities laws and FINRA Rule 2210 and (B) apply to communications by the Dealer and such Affiliated Promoter (as applicable) to prospective Investors that are subject to such anti-fraud provisions and FINRA Rule 2210.
(xv)It covenants that it shall ensure, and shall cause any Affiliated Promoter to ensure, that at the time any Promotional Statement is disseminated to a prospective Investor
(or its representative or agent, in their capacities as such), unless such Promotional
Statement constitutes a recommendation subject to Rule 15l-1 under the Exchange
Act (“Regulation Best Interest”), the Dealer or any Affiliated Promoter (as
applicable) or any representative or agent acting on their behalf will disseminate to such prospective Investor (or its representative or agent, as applicable) disclosure that discloses: (A) that the Promotional Statement was given by a current client or investor of the Advisor, or that the Promotional Statement was given by a person other than a current client or investor of the Advisor, as applicable, (B) that cash or non-cash compensation was provided for the Promotional Statement and (C) a brief statement of any material conflicts of interest on the part of the person giving the
Promotional Statement resulting from the Advisor’s relationship with such person.
Any such disclosure must be made clearly and prominently, it being understood that in order for such disclosure to be made “clearly and prominently” for this purpose, the disclosure must be at least as prominent as the relevant Promotional Statement and must be included within such Promotional Statement itself or, in a case where the relevant Promotional Statement is made orally, provided at the same time as the
Promotional Statement.
(xvi)It shall promptly respond to and comply with any request made by the Advisor or the
Dealer Manager for information or documentation that would reasonably facilitate the Advisor’s compliance with its obligations under the Marketing Rule and under related recordkeeping provisions of Rule 204-2 under the Advisers Act.
(xvii)Except for Waived Disqualifying Events (as defined herein) disclosed in Schedule V, no Dealer Covered Person (as defined herein) is subject to an event described in Rule
506(d)(1)(i)-(viii) (“Rule 506(d)(1)”) of Regulation D promulgated under the
Securities Act (“Disqualifying Events”) that would result in disqualification under
Rule 506(d)(1) of the Securities Act of the Partnership’s use of the Rule 506
exemption under the Securities Act for the sale of interests therein. For purposes of this section, “Dealer Covered Person” means (A) the Dealer; (B) any person who through the Dealer has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities; (C) any general partner or managing member of any person described in (A) or (B); (D) any director, executive officer or other officer participating directly or indirectly in the offering of the Units of any person described in (A), (B) or (C); and (E) any Affiliated Promoter.
For purposes of the foregoing, “executive officer” shall have the meaning ascribed to it in Rule 405 of the Securities Act. For so long as the Dealer is participating in the
Offering, upon the Dealer Manager’s request pursuant to this Agreement, the Dealer shall provide the Dealer Manager written confirmation that the representations in this
Section 5(a)(xvii) are true and correct by delivering a certificate in the form attached hereto as Schedule IV. In addition, the Dealer shall promptly inform the Dealer
Manager in writing if (x) any of the representations contained in Schedule IV shall no longer be entirely true, accurate and complete in any respect or (y) a Dealer Covered
Person is subject to a Disqualifying Event or receives any waivers granted by: (1) the
SEC under Rule 506(d)(2)(ii); or (2) any court or regulatory authority under Rule
506(d)(2)(iii).
(xviii)For purposes of this Agreement, “Waived Disqualifying Event” means a
Disqualifying Event that would have triggered disqualification under Rule 506(d)(1)
except that such Disqualifying Event has been waived by a waiver, order, judgment or decree granted under Rule 506(d)(2)(ii) or (iii) (“Rule 506(d)(2)(ii)-(iii)”) of
Regulation D and the Dealer and all Dealer Covered Persons (to the extent applicable) have complied with and are complying with the terms and conditions of any applicable waiver, order, judgment or decree and such waiver, order, judgment or decree has not been revoked or further conditioned. The Dealer shall provide the
Dealer Manager with a copy of the applicable waiver, order, judgment or decree granted under Rule 506(d)(2)(ii)-(iii) with respect to a Waived Disqualifying Event.
To the extent that a condition of a waiver, order, judgment or decree applicable to a
Waived Disqualifying Event requires disclosure to prospective investors in the
Partnership, the Dealer agrees that the description on Schedule V hereto of the
Waived Disqualifying Event complies with the requirements of the applicable waiver, order, judgment or decree granted under Rule 506(d)(2)(ii)-(iii) and the
Dealer authorizes the disclosure of any descriptions on Schedule V to current and prospective investors of the Partnership.
(xix)It shall promptly notify the Partnership and the Advisor if it becomes aware of any future Disqualifying Event with respect to the Dealer or any Dealer Covered Person.
(xx)It shall promptly notify the Partnership and the Advisor if it becomes aware of any future event that would give rise to a statutory disqualification, as defined under
Section 3(a)(39) of the Exchange Act.
(xxi)Any Subscription Fees charged by the Dealer in connection with its sale of Units will be charged in a manner consistent with the applicable Memorandum, applicable law and FINRA rules.
(xxii)Unless prohibited under applicable law, it shall advise the Dealer Manager promptly of (a) the receipt by the Dealer of any communication specifically with respect to the offering of Units from the SEC, any state securities commissioner or any other regulatory authority in any other jurisdiction and (b) the threat or commencement of any lawsuit, proceeding or investigation to which the Dealer is a party specifically with respect to the offering of Units.
(xxiii)Notwithstanding any instruction to the contrary, the Dealer shall comply with all applicable abandoned property, escheat or similar laws, and none of the Dealer
Manager, the Partnership or the Advisor shall be liable to any party or any unitholder for any funds from the account(s) of any such unitholder’s Units pursuant to this
Agreement or any applicable abandoned property, escheat or similar law.
(xxiv)Upon the Dealer Manager’s request, it shall provide the Dealer Manager, (A) a certificate with such customary representations as the Partnership or its counsel may reasonably request, so as to warrant that the Dealer’s activities hereunder were carried out in compliance with applicable laws and the terms of this Agreement and
(B) such further information and documents as are reasonably necessary or appropriate for the Partnership and/or its counsel to determine that the representations and warranties made in this Agreement continue to be true and correct. In addition, the Dealer shall promptly inform the Dealer Manager in writing if any of the representations contained in the certificate shall no longer be entirely true, accurate and complete in any respect.
(xxv)Throughout the term of this Agreement, the representations and warranties of the
Dealer in this Agreement shall be true and correct in all material respects. For as long as this Agreement is in effect, the Dealer agrees to promptly notify the Dealer
Manager and the Advisor in the event that any of the representations and warranties set forth herein becomes materially inaccurate, or in the event that any covenant or condition on the Dealer’s part to be performed or satisfied has been breached or not satisfied in any material respect.
6.Right to Reject Orders or Cancel Sales
(a)All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Partnership, which reserves the right to reject any order for any reason or no reason including, without limitation, orders not accompanied by an executed
Subscription Agreement in good order or without the required Instrument of Payment in full payment for the Units. Issuance and delivery of the Units will be made only after actual receipt of payment therefor. If any check or wire is not paid upon presentment, or if the Partnership is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Units, the
Partnership reserves the right to cancel the sale without notice.
(b)If the Dealer has retained selling commissions in connection with an order that is subsequently rejected, canceled or rescinded for any reason, the Dealer agrees to return to the subscriber any selling commission theretofore retained by the Dealer with respect to such order within three (3) days following mailing of notice to the Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. If the Dealer fails to pay any such amounts, the Dealer Manager shall have the right to offset such amounts owed against future compensation due and otherwise payable to the
Dealer (it being understood and agreed that such right to offset shall not be in limitation of any other rights or remedies that the Dealer Manager may have in connection with such failure).

7.Memorandum and Authorized Sales Materials; Compliance with Laws
(a)The Dealer, including any of its principals, directors, officers and employees, is not authorized or permitted to give and will not give, any information or make any representation (written or oral) concerning the Units, the Partnership, the Dealer Manager, Blackstone Infrastructure Strategies
Associates L.P. (the “General Partner”) and/or Blackstone Infrastructure Advisors L.L.C. (the “Advisor”
and, together with the Dealer Manager, the Partnership and the General Partner, collectively, the
“BXINFRA Parties” and each a “BXINFRA Party”), except as set forth in the applicable Memorandum and any additional sales literature, which has been approved in advance in writing by the Dealer Manager
(collectively, “Authorized Sales Materials”). The Dealer Manager will supply the Dealer with reasonable quantities of the applicable Memorandum, any supplements thereto and any amended applicable
Memorandum, as well as any Authorized Sales Materials (the applicable Memorandum and the
Authorized Sales Materials, as the same may be amended or supplemented, are referred to herein collectively as the “Offering Materials”), for delivery to prospective Investors and Investors.
(b)The Dealer agrees that it shall have delivered to each prospective Investor to whom an offer to purchase the Units is made, as of the time of such offer, a copy of the applicable Memorandum that has then been supplied to the Dealer by the Dealer Manager. The Dealer agrees that it will not send or give any supplement to the applicable Memorandum or any Authorized Sales Materials to an investor unless it has previously sent or given the applicable Memorandum (for the avoidance of doubt, inclusive of all previous supplements thereto and any amended applicable Memorandum) to that investor or has simultaneously sent or given the applicable Memorandum (for the avoidance of doubt, inclusive of all previous supplements thereto and any amended applicable Memorandum) with such supplement to the applicable Memorandum or Authorized Sales Materials. The Dealer agrees that it will not show or give to any Investor, or prospective Investor, or reproduce any material or writing which is supplied to it by the
Dealer Manager and marked “broker only”, “dealer only”, or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Units to end investors. The Dealer agrees that it will not show or give to any Investor or prospective Investor in a particular jurisdiction any material or writing that is supplied to it by the Dealer Manager if such material bears a legend denoting that it is not to be used in connection with the sale of Units to end investors in such jurisdiction. The Dealer agrees that it will not use in connection with the offer or sale of Units any material or writing which relates to another issuer supplied to it by the Partnership or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than the issuer to which it relates. The Dealer will not use in connection with the offer or sale of Units any materials or writings which have not been previously approved by the Dealer Manager, the Advisor or the Partnership
in writing.
(c)The Dealer agrees to deliver to each Investor making purchases of Units, prior to the time of sale, a copy of the Partnership’s then current applicable Memorandum and Subscription Agreement, and may deliver offering materials subject to the terms herein, all as amended from time to time. The
Dealer further agrees, on an ongoing basis, to deliver to each Investor copies of all supplements and amendments to the applicable Memorandum that are delivered or made available to the Dealer by the
Dealer Manager.
(d)With respect to each Investor who purchases Units, the Dealer confirms it: (i) reasonably believes that the information and representations in the Subscription Agreement made by and concerning the Investor identified in the Subscription Agreement are true, correct and complete in all material respects; (ii) has offered the Investor the opportunity to discuss such Investor’s prospective purchase of
Units; (iii) has delivered or made available a current applicable Memorandum and related supplements, if any, to such Investor; (iv) has reasonable grounds to believe that the Investor is purchasing the Units for the Investor’s own account; and (v) has a reasonable basis to believe that the purchase of Units is an appropriate investment for such Investor. The above representations shall be true and correct with respect to each Investor as of each date that such Investor’s Subscription Agreement is provided to the Dealer
Manager.
(e)On becoming a Dealer, and in offering and selling Units, the Dealer agrees to comply with all the applicable requirements imposed upon it under (i) the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated under both such acts, (ii) all applicable state securities laws and regulations as from time to time in effect, (iii) any other state, federal, foreign and other laws and regulations applicable to the Offering, the sale of Units or the activities of the Dealer pursuant to this
Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999, 15 U.S.C. §§ 6801 et seq., as may be amended from time to time (“GLBA”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC and FINRA, the Bank Secrecy Act, as amended, the
USA PATRIOT Act of 2001, as amended (the “USA Patriot Act”), and regulations administered by the
Office of Foreign Assets Control at the Department of the Treasury (“OFAC”), and (iv) this Agreement and the applicable Memorandum as amended and supplemented. Notwithstanding the termination of this
Agreement or the payment of any amount to the Dealer, the Dealer agrees to pay the Dealer’s proportionate share of any claim, demand or liability asserted against the Dealer and the other Dealers on the basis that such Dealers or any of them constitute an association, unincorporated business or other separate entity, including in each case such Dealer’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.
(f)The Dealer (i) will maintain written policies and procedures covering the delivery of electronic offering documents and the use of electronic signatures, (ii) will comply with all applicable
SEC rules and guidelines pertaining to electronic delivery of the applicable Memorandum and Authorized
Sales Materials and electronic signature of the Subscription Agreement, (iii) acknowledges that it is acting as an agent of the Partnership only with respect to the delivery of the applicable Memorandum and
Authorized Sales Materials electronically, the administration of the subscription process and the obtainment of electronic signatures and only to the extent its actions are in compliance with the Dealer
Manager Agreement and this Agreement and (iv) will also comply, as applicable, with The Electronic
Signatures in Global and National Commerce Act and the Uniform Electronic Transaction Act and any
other applicable law. In consideration of the foregoing, the Dealer Manager hereby agrees that it will not reject a subscription on account of an electronic signature if such signature was obtained in the manner set forth in this Section 7.
8.License and Association Membership
The Dealer’s acceptance of this Agreement constitutes a representation to the Partnership and the
Dealer Manager that the Dealer is a properly registered or licensed broker-dealer, duly authorized to sell
Units under federal and state securities laws and regulations, and foreign laws (including the laws of the jurisdictions listed on Schedule III), if applicable, and in all states or jurisdictions where it offers or sells
Units, and a member in good standing of FINRA and that it has obtained all necessary approvals, licenses and permits required for it to enter into this Agreement and engage in the offer and sale of securities of the type represented by the Units and shall maintain such approvals, licenses and permits for so long as this Agreement is in effect, and it further represents and warrants that it will notify the Dealer Manager immediately at such time, if any, as it ceases to hold any such necessary approval, license or permit. This
Agreement shall automatically terminate if the Dealer ceases to be a member in good standing of FINRA.

The Dealer agrees to notify the Dealer Manager immediately if the Dealer ceases to be a member in good standing of FINRA. The Dealer will abide by the Rules of FINRA, including FINRA Rules 2040, 2111 and 2121.
9.Limitation of Offer; Suitability
(a)The Dealer will offer Units (both at the time of an initial subscription and at the time of any additional subscription, including initial enrollments and increased participations in the DRIP) only to persons who meet the financial qualifications and suitability standards set forth in the applicable
Memorandum, this Agreement or in any suitability letter or memorandum sent to it by the Partnership or the Dealer Manager and will only make offers to persons in the jurisdictions in which it is advised in writing by the Dealer Manager that the Units are qualified for sale under the respective securities laws of such jurisdiction or that such qualification is not required and in which the Dealer has all required licenses and registrations to offer Units in such jurisdictions (including the jurisdictions listed on Schedule III). In offering Units, the Dealer will comply with the provisions of the Rules set forth in the FINRA Manual,
Regulation Best Interest, as well as all other applicable rules and regulations relating to suitability of investors. Nothing contained in this section shall be construed to relieve the Dealer of its suitability obligations under Regulation Best Interest or FINRA Rule 2111. The Dealer will sell Types of Units only to the extent approved by the Dealer Manager as set forth on Schedule I to this Agreement, and to the extent approved to sell such Types of Units pursuant to this Agreement, sell such Types of Units only to those persons who are eligible to purchase such Types of Units as described in the applicable
Memorandum. Nothing contained in this Agreement shall be construed to impose upon any BXINFRA
Party the responsibility of assuring that prospective Investors meet the suitability standards in accordance with the terms and provisions of the applicable Memorandum. The Dealer shall not purchase any Units for a discretionary account without obtaining the prior written approval of the Dealer’s Customer and such Customer’s completed and executed Subscription Agreement.
(b)The Dealer further represents, warrants and covenants that neither the Dealer, nor any person associated with the Dealer, shall offer or sell Units in any jurisdiction except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (i) applicable provisions described in the applicable Memorandum; (ii) applicable laws of the jurisdiction of which such investor is a resident; (iii) applicable provisions of Regulation Best
Interest; and (iv) applicable FINRA rules. The Dealer agrees to ensure that, in recommending the purchase, sale or exchange of Units to an investor, the Dealer, or a person associated with the Dealer, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the SEC, any state securities commission, FINRA or the Partnership) concerning his or her age, investment objectives, other investments, financial situation and needs and any other information known to the Dealer, or person associated with the Dealer, that the investor (x) can reasonably benefit from an investment in the Units based on the investor’s overall investment objectives and portfolio structure, (y) is able to bear the economic risk of the investment based on the investor’s overall financial situation and (z) has an apparent understanding of (A) the fundamental risks of the investment, (B) the risk that the investor may lose his or her entire investment in the Units, (C) the lack of liquidity of the Units, (D) the background and qualifications of the Advisor or the persons responsible for directing and managing the Partnership and
(E) the tax consequences of an investment in the Units. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Units or by the beneficiary of such fiduciary account. The Dealer further represents, warrants and covenants that the Dealer, or a person associated with the Dealer, will make every reasonable effort to determine the appropriateness of an investment in Units of each proposed investor, in accordance with the foregoing standards, by reviewing documents and records which, in accordance with applicable law, contain the basis upon which the determination as to the appropriateness of such investment was reached as to each purchaser of Units pursuant to a subscription solicited by the Dealer.
(c)The Dealer will comply with the record-keeping requirements imposed by (i) federal securities laws and the rules and regulations thereunder and (ii) the applicable rules of FINRA, including the requirement to maintain records (the “Suitability Records”) of the information used to determine that an investment in Units is suitable and appropriate for each subscriber for a period of six (6) years from the date of the sale of the Units. The Dealer will, upon request from a regulatory authority to the Dealer or as required under applicable law, furnish such regulatory authority with copies of records of the purchase and sales of Units, including Suitability Records.
(d)The Units offered by the Dealer shall be offered only to Customers who are both
“accredited investors” as such term is defined in Rule 501 of Regulation D promulgated under the
Securities Act and “qualified purchasers” as such term is defined in Section 2(a)(51) of the Investment
Company Act. Neither the Dealer nor any person acting on its behalf, has (i) offered or sold or shall offer or sell the Units by any form of general solicitation or general advertising, including, without limitation, the methods described in Rule 502(c) of Regulation D promulgated under the Securities Act, or (ii) taken or will take any action, directly or indirectly, so as to cause the transactions contemplated by this
Agreement to fail to qualify for the exemption under Section 4(a)(2) of the Securities Act. The Dealer shall offer the Units in accordance with U.S. federal securities laws, the securities laws of any state and the securities laws of any other jurisdiction in which it markets or solicits purchasers for such Units. The
Dealer shall not knowingly take any action that would place any BXINFRA Party or any affiliate thereof in violation of any U.S. federal or state law. The Dealer shall not refer to any BXINFRA Party or solicit any Customer through the use of any general advertising, publicity, general solicitation, or other similar means.
(e)The Dealer will only make available the Authorized Sales Materials and the applicable
Memorandum to qualified clients: (i) with whom it has a “pre-existing, substantive relationship” (as such term is used in related guidance published by the staff of the SEC); and (ii) who meet the financial qualifications, accreditation and suitability standards set forth in the Memorandum or as otherwise required for compliance with applicable local law, regulation and/or tolerated market practice (including, for the avoidance of doubt, accreditation standards and/or minimum investment requirements). For the avoidance of doubt, the Dealer will not engage in marketing, solicitation or any other conduct that elicits obligations to limit the number of offerees and/or investors in accordance with applicable local law, regulation and/or tolerated market practice.
10.Disclosure Review; Confidentiality of Information
(a)The Dealer shall have reasonable grounds to believe, based on the information made available to it through the applicable Memorandum or other materials, that all material facts are adequately and accurately disclosed in the applicable Memorandum and provide a basis for evaluating the
Units. In making this determination, the Dealer shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the General Partner and the Advisor, conflicts of interest and risk factors, and appraisals and other pertinent reports. If the Dealer relies upon the results of any inquiry conducted by another member or members of FINRA, the Dealer shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer Manager, the General
Partner or an affiliate of the General Partner.
(b)It is anticipated that (i) the Dealer and its officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of the Dealer that are conducting a due diligence inquiry on behalf of the Dealer and (ii) persons or committees, as the case may be, responsible for determining whether the Dealer will participate in the Offering ((i) and (ii) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (as defined below) pertaining to the BXINFRA Parties or their respective affiliates in connection with such Diligence Representatives’ diligence review. Such Diligence
Representatives are bound by the terms of this Section 10, and the Dealer will be responsible for any breach by such persons of these confidentiality obligations. For purposes hereof, “Confidential
Information” shall mean and include: (A) trade secrets concerning the business and affairs of the
BXINFRA Parties or their respective affiliates; (B) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the BXINFRA Parties or their respective affiliates; (C) information concerning the business and affairs of the BXINFRA Parties or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented); (D) any information marked or designated “Confidential—For Due Diligence Purposes
Only”; and (E) any notes, analyses, compilations, studies, summaries or other material containing or based, in whole or in part, on any information included in the foregoing. The Dealer shall keep, and cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and not use, distribute or copy the same except in connection with the Dealer’s due diligence inquiry. The Dealer shall not disclose, and will cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to the Dealer’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and will not use the Confidential Information in any manner in the offer and sale of the Units. The Dealer shall take all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (x) limiting access to such information to persons who have a need to know such information only for the purpose of the Dealer’s due diligence inquiry and (y) informing each recipient of such Confidential Information of the Dealer’s confidentiality obligation. The Dealer acknowledges that it or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Partnership, and agrees that the foregoing restrictions shall apply to any such previously received
Confidential Information. The Dealer acknowledges that it or its Diligence Representatives may in the future receive Confidential Information, either in individual or collective meetings or telephone calls with the Partnership, and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. The Dealer acknowledges the restrictions and limitations of Regulation FD promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Partnership to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (1) if approved in writing for disclosure by the
Partnership or the Dealer Manager, (2) pursuant to a subpoena or as required by law, or (3) as required by regulation, rule, order or request of any governing or self-regulatory organization (including the SEC or
FINRA), provided, that the Dealer shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to provisions (2) and (3) of this sentence.
(c)Upon the termination of this Agreement, or following the request of the Dealer Manager,
Dealer shall promptly destroy or return to the Dealer Manager all Confidential Information and all

supporting documentation provided to Dealer or its Diligence Representatives; provided, that Dealer may retain a copy of Confidential Information to the extent required by law; provided, further, that any information permitted to be retained by Dealer pursuant to this paragraph shall be retained by Dealer in confidence and shall remain subject to the terms of this Agreement.
11.Dealer’s Compliance with Anti-Money Laundering Rules and Regulations
(a)The Dealer hereby represents that it has complied and will comply with Section 326 of the USA Patriot Act, and the implementing rules and regulations promulgated thereunder in connection with broker/dealers’ anti-money laundering obligations (the “AML Rules and Regulations”). The Dealer hereby represents that it has adopted and implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to Customer identification in compliance with applicable laws and regulations, including federal and state securities laws, applicable rules of FINRA, and the USA Patriot Act and the implementing rules and regulations promulgated thereunder. The Dealer further represents that its AML
Program, at a minimum, (1) designates a compliance officer to administer and oversee the AML Program,
(2) provides ongoing employee training, (3) includes an independent audit function to test the effectiveness of the AML Program, (4) establishes internal policies, procedures, and controls that are consistent with the Dealer’s obligations under this Agreement, (5) includes a Customer identification program consistent with the rules under Section 326 of the USA Patriot Act, (6) provides for the filing of all necessary anti-money laundering reports including, but not limited to, currency transaction reports and suspicious activity reports, (7) provides for compliance with applicable economic sanctions issued by the
U.S., including without limitation those administered and enforced by OFAC, the U.K., including without limitation those administered and enforced by His Majesty’s Treasury, the E.U., E.U. member states and the U.N. (collectively “Economic Sanctions”), including, without limitation, screening all new and existing Customers and Customer’s beneficial owners, if any, against the list of specially designated nationals and blocked persons, and any other government list that is or becomes required under the
Economic Sanctions, and (8) prescribes that appropriate regulators be permitted to examine the Dealer’s
AML books and records and that the Dealer will promptly fulfill appropriate requests by such regulators for information about the Dealer’s AML Program. Customer identification information will be retained for a period of not less than five (5) years, following the termination of the Customer’s relationship with the Dealer. The Dealer further has policies and procedures reasonably designed to comply with the
Financial Crimes Enforcement Network’s Customer Due Diligence Rule, including identifying and verifying the identity of beneficial owners of legal entity Customers, and the Dealer will submit to the
Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law.
The Dealer has implemented policies, procedures and internal controls reasonably designed to identify higher risk clients, and to perform enhanced due diligence on such clients, including politically exposed persons. In accordance with such implemented policies, procedures and internal controls, applicable laws and regulations and its AML Program, the Dealer shall monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the USA Patriot Act as potential signals of money laundering or terrorist financing.
(b)Upon request by the Dealer Manager at any time, the Dealer shall promptly furnish (i) a copy of its AML Program to the Dealer Manager for review, (ii) a copy of the findings and any remedial actions taken in connection with the Dealer’s most recent independent testing of its AML Program and
(iii) written re-certification that the Dealer has implemented its AML Program and performed all other obligations of the Dealer pursuant to the terms of this Section 11. The Dealer agrees to notify the Dealer

Manager immediately if the Dealer is subject to a FINRA disclosure event or fine from FINRA related to its AML Program.
(c)The Dealer hereby acknowledges and agrees that it (and not any BXINFRA Party or the
Partnership’s transfer agent or other service provider) is responsible for reviewing and monitoring
Customers and complying with AML Rules and Regulations, including Customer identification program requirements, with respect to Customers in connection with this Agreement.
(d)The Dealer does not know or have any reason to suspect that any of the beneficial owners, controllers, authorized persons, or other entities associated with any Customer investing in the
Partnership (including any beneficial owner(s) thereof): (i) appears on OFAC’s Specially Designated
Nationals and Blocked Persons List; (ii) is named on any list of sanctioned entities or individuals pursuant to E.U., United Nations and/or U.K. regulations (as the latter are extended by statutory instrument to the
Cayman Islands by Statutory Instrument); (iii) is operationally based or domiciled in a country or territory in relation to which sanctions imposed by the United Nations, OFAC, the E.U., the U.S. and/or the U.K.
apply; or (iv) is otherwise subject to sanctions imposed by, or is a party with which the Partnership is prohibited to deal with under the laws of, the United Nations, OFAC, the E.U. or the U.K., which may be amended from time to time (collectively, a “Sanctions Subject”).
(e)The Dealer does not know or have any reason to suspect that the monies used to fund any
Customer’s investment in the Partnership is derived, directly or indirectly, from, invested for the benefit of, or related in any way to: (i) any criminal, terrorist or other illegal activities, including but not limited to, money laundering activities, whether under U.S. law or otherwise; and/or (ii) a Sanctions Subject (or are made on behalf of, or are controlled by, such persons).
(f)The Dealer covenants that, should any Customer and/or beneficial owner(s) thereof become at any time during their investment in the Partnership a Sanctions Subject, the Dealer shall immediately notify the General Partner of such, which shall include the identity of such Sanctions
Subject. The Dealer agrees to promptly provide the Partnership, the Dealer Manager, the General Partner
or their respective delegate(s) with such additional information as may be requested by the Partnership, the General Partner, the Dealer Manager or its delegate to enable the Partnership to satisfy its responsibilities under applicable law. The Dealer agrees and acknowledges that, among other remedial measures, (i) the Partnership may be obligated to “freeze the account” with respect to the portion of an investment by any Customer, either by restricting participation by the Customer and/or segregating the assets of the Customer in order to comply with governmental regulations and/or if the Dealer Manager determines in its good faith that such action is in the best interests of the Customer; and (ii) the
Partnership may be required to report such action or confidential information relating to the Customer
(including, without limitation, disclosing the Customer’s identity) to regulatory authorities.
(g)The Dealer shall notify the Partnership promptly in writing should the Dealer become aware of any material change in the information set forth in this Section 11.
12.Privacy
(a)The Dealer will abide by and comply in all respects with (i) the privacy standards and requirements of the GLBA and applicable regulations promulgated thereunder, (ii) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act

(“FCRA”) and (iii) its own internal privacy policies and procedures, each as may be amended from time to time.
(b)The parties hereto acknowledge that from time to time, the Dealer may share with the
Partnership and the Partnership may share with the Dealer nonpublic personal information (as defined under the GLBA) of Customers of the Dealer. This nonpublic personal information may include, but is not limited to, a Customer’s name, address, telephone number, social security number, account information and personal financial information. The Dealer shall only be granted access to such nonpublic personal information of each of its Customers that pertains to the period or periods during which the
Dealer served as the broker-dealer of record for such Customer’s account. None of the Dealer or the
BXINFRA Parties will disclose nonpublic personal information of any Customers who have opted out of such disclosures, except (i) to service providers (when necessary and as permitted under the GLBA), (ii)
to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA) or (iii) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section 12. Except as expressly permitted under the FCRA, the Dealer agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.
(c)The Dealer shall be responsible for determining which Customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such Customers (the “List”) to identify Customers that have exercised their opt-out rights. In the event the Dealer or any BXINFRA Party expects to use or disclose nonpublic personal information of any
Customer for purposes other than as set forth in this Section 12, it must first consult the List to determine whether the affected Customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any Customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section 12, shall be prohibited.
(d)The Dealer shall implement commercially reasonable measures in compliance with industry best practices designed (i) to assure the security and confidentiality of nonpublic personal information of all Customers; (ii) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (iii) to protect against unauthorized access to, or use of, such information that could result in material harm to any Customer; (iv) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (v) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. The Dealer will cause all its agents, representatives, affiliates, subcontractors, or any other party to whom the Dealer provides access or discloses nonpublic personal information of Customers, to implement appropriate measures designed to meet the objectives set forth in this Section 12.
13.Sub-Agents
(a)The Dealer shall not engage or retain, or assign or delegate its rights or obligations hereunder to, any affiliated or unaffiliated sub-agent to assist the Dealer with the offer, sale, marketing or promotion of Units without the prior written approval of the Dealer Manager (“Sub-Agents”).
(b)The Dealer undertakes to cause each approved Sub-Agent to enter into an agreement with the Dealer, which agreement shall include all of the undertakings, agreements, representations, warranties and covenants made by the Dealer to the BXINFRA Parties hereunder mutatis mutandis. Such agreement shall also prohibit further delegation unless the prior written consent of the Dealer Manager is given. The
Dealer shall review the services provided by each of its Sub-Agents (if any) on an ongoing basis and make each Sub-Agent (if any) aware of the requirement to review the services provided by each Sub-
Agent’s delegate (if any) on an ongoing basis.
(c)Upon the request of the Dealer Manager, the Dealer shall provide the Dealer Manager with a copy of any such Sub-Agent agreement and/or a certificate from the Dealer to the effect that the
Dealer is in compliance with Section 13(b) with respect to such Sub-Agent. The Dealer undertakes to terminate with immediate effect the appointment of any Sub-Agent upon the instruction of the Dealer
Manager. The Dealer shall remain liable for any act (or failure to act) of any of its Sub-Agents that would be a breach of the terms of this Agreement had it been committed or taken by the Dealer.
(d)The Dealer hereby covenants, represents and warrants to the Dealer Manager that no portion of the fees received by the Dealer in connection with its services hereunder shall be remitted or otherwise paid to any third party (including any finder or lobbyist) by the Dealer, other than a Sub-Agent as provided in the sentence above, without the prior written consent of the Dealer Manager, which may be given or withheld in the Dealer Manager’s sole discretion.
14.Dealer’s Undertaking to Not Facilitate a Secondary Market in the Units
The Dealer acknowledges that there is no public trading market for the Units and that there are limits on the ownership, transferability and redemption of the Units, which significantly limit the liquidity of an investment in the Units. The Dealer also acknowledges that the Unit Redemption Plan provides only a limited opportunity for investors to have their Units purchased by the Partnership and that the General
Partner may, in its sole discretion, amend, suspend, or terminate the Unit Redemption Plan at any time in accordance with the terms of the Unit Redemption Plan. The Dealer hereby agrees that so long as the
Partnership is offering Units under Regulation D under the Securities Act, the Dealer will not facilitate any transfers except in compliance with applicable law or engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Units without the prior written approval of the Dealer Manager.
15.Arbitration
Any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then current commercial arbitration rules of FINRA in accordance with the terms of this Agreement and pursuant to the Federal
Arbitration Act (9 U.S.C. §§ 1 – 16). The parties will request that the arbitrator or arbitration panel
(“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments.
The decision of the arbitration panel shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held at the New York
City FINRA District Office or at another mutually agreed upon site. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration.
Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.
16.Termination
(a)This Agreement will be effective as of its date of acceptance by the Dealer Manager and will remain in full force and effect for so long as this Agreement is not terminated by either party hereto pursuant to the terms hereof.
(b)This Agreement and the parties’ obligations hereunder may be terminated by either the
Dealer Manager or the Dealer for any reason or no reason upon giving thirty (30) days’ prior written notice thereof to the other party; provided, however, that in the event either party hereto does not perform any obligation or materially breaches any covenant under this Agreement and does not perform such obligation or cure such breach (only to the extent such breach is curable) within five (5) business days from receipt of notice of such breach from the other party, or any representation and warranty hereunder on the part of a party hereto is incomplete or inaccurate in any respect (such event is referred to herein as a “Breach” and such party is referred to as the “Breaching Party”), this Agreement and the other party’s obligations hereunder may be immediately terminated by such other party by written notice thereof to the
Breaching Party.
(c)Upon becoming aware of a Disqualifying Event with respect to a Dealer Covered Person
(unless a waiver has been obtained and/or the relevant Dealer Covered Person has been timely terminated or no longer performs a role with respect to the Dealer that would cause such person to be a Dealer
Covered Person for purposes of Rule 506(d) of the Securities Act), the Dealer Manager may, in its sole discretion, terminate this Agreement (such termination, a “Disqualifying Event Termination”), which
Disqualifying Event Termination shall be effective as of the date of the occurrence of the Disqualifying
Event. Notwithstanding any termination of this Agreement, the obligations of the parties pursuant to the indemnity, confidentiality and choice of law and jurisdiction provisions of this Agreement shall survive any termination hereof and remain operative and in full force and effect. For the avoidance of doubt, in the event of a Disqualifying Event Termination, the BXINFRA Parties shall cease to be obligated to pay the Dealer any fees in connection with any subscriptions made on or after the occurrence of such
Disqualifying Event.
(d)This Agreement will terminate automatically if the Dealer Manager or the Dealer ceases to be a member of FINRA in good standing or is subject to a FINRA suspension or if the Dealer
Manager’s or the Dealer’s registration or license under the Exchange Act or any state securities laws or regulations is terminated or suspended. Each of the Dealer Manager and the Dealer shall have the right to terminate this Agreement immediately if the other party is subject to an investigation under the Foreign
Corrupt Practices Act of 1977, as amended, or any similar law of any relevant jurisdiction, or the rules and regulations thereunder. Each party agrees to notify the other party immediately if any of these events, as applicable, occurs.
(e)The Dealer will immediately suspend or terminate its offer and sale of Units upon the request of the Partnership or the Dealer Manager at any time and may resume its offer and sale of Units hereunder upon subsequent request of the Partnership or the Dealer Manager.
(f)The respective agreements and obligations of the Dealer Manager and the Dealer set forth in Sections 4, 6, 7, and 14 through 22 of this Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement and those provisions that by their nature are intended to survive termination or expiration of this Agreement shall so survive.
17.Use of Partnership and Blackstone Names
The Dealer will not, without the written consent of the Dealer Manager in each instance: (a) use in advertising, publicity or otherwise the name of any BXINFRA Party, “Blackstone”, any affiliate of any
BXINFRA Party, or any director, officer or employee of any BXINFRA Party, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by any BXINFRA Party or affiliates thereof; or (b) represent, directly or indirectly, that any product or any service provided by the Dealer has been approved or endorsed by any BXINFRA Party or affiliates thereof. Further, the Dealer Manager reserves the right to withdraw its consent to the use of any
BXINFRA Party’s or any affiliate of any BXINFRA Party’s name at any time and to request to review any materials generated by the Dealer that use any BXINFRA Party’s or any affiliate of any BXINFRA
Party’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.
18.Notice
Notices and other writings contemplated by this Agreement shall be delivered via (a) hand, (b) first class registered or certified mail, postage prepaid, return receipt requested, (c) a nationally recognized overnight courier, or (d) electronic mail. All such notices shall be addressed, as follows:
If to the Dealer Manager:Blackstone Securities Partners L.P.
Attn: Evan Clandorf
601 Lexington Avenue
New York, New York 10022
E-mail: [***]
With a copy, which shall not constitute notice, to:
Blackstone Infrastructure Strategies L.P.
Blackstone Infrastructure Strategies (TE) L.P.
Attn: Leon Volchyok
Attn: Mike Knauss
601 Lexington Avenue
New York, New York 10022
E-mail: [***]
If to the Advisor:Blackstone Infrastructure Advisors L.L.C.
Attn:  Mike Knauss
601 Lexington Avenue
New York, New York 10022
E-mail: [***]
If to the General Partner:Blackstone Infrastructure Strategies Associates L.P.
Attn:  Leon Volchyok
Attn: Mike Knauss

601 Lexington Avenue
New York, New York 10022
E-mail: [***]
If to the Partnership:Blackstone Infrastructure Strategies L.P.
Blackstone Infrastructure Strategies (TE) L.P.
Attn:  Leon Volchyok
Attn: Mike Knauss
601 Lexington Avenue
New York, New York 10022
E-mail: [***]
If to the Dealer:To the address specified by the Dealer herein.
19.Attorney’s Fees and Applicable Law
In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement shall be construed under the laws of the State of New York and shall take effect when signed by the Dealer and countersigned by the Dealer Manager. Venue for any action (including arbitration) shall lie exclusively in
New York, New York.
20.No Partnership
Nothing in this Agreement shall be construed or interpreted to constitute the Dealer as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the
Partnership or the other Dealers; instead, this Agreement shall only constitute the Dealer as a dealer authorized by the Dealer Manager to sell the Units according to the terms set forth in the applicable
Memorandum as may be amended and supplemented from time to time and in this Agreement.
21.Electronic Communications
The Dealer Manager and its affiliates (collectively, “Blackstone”) may send electronic communications to the Dealer and its representatives for the monitoring, development and management of the business relationship and related communications with the Dealer and its representatives (“Business
Purposes”). The Dealer shall, where requested by its representatives: (a) inform the representatives that
Blackstone may send them communications for Business Purposes, (b) make Blackstone’s privacy notice available to the representatives, which is available at: www.blackstone.com/privacy, and (c) inform the representatives that they can opt-out of such communications. For the purposes of this Section 21,
“representative” means any person representing, or whom Blackstone reasonably believes is representing, the Dealer, including any financial advisers.
22.Miscellaneous
(a)Each of the Partnership, the General Partner, the Advisor and their respective affiliates shall be third-party beneficiaries of this Agreement, entitled to enforce the provisions hereof directly against the Dealer as if a party hereto.
(b)The BXINFRA Parties may be irreparably harmed if the Dealer’s obligations hereunder are not specifically enforced and the BXINFRA Parties would not have an adequate remedy at law in the event of an actual or threatened violation by the Dealer of its obligations hereunder. Therefore, the Dealer
Manager shall be entitled to seek an injunction and/or specific performance for any actual or threatened violation or breach by the Dealer of this Agreement, without the posting of any bond, and such other relief as may be available at law or equity, including the right to recover all losses or damages suffered by the BXINFRA Parties resulting from any such breach or threatened breach.
(c)If any provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable law, then such provision will be deemed modified to the extent necessary to render it legal, valid and enforceable, and if no such modification will render it legal, valid and enforceable, then this
Agreement will be construed as if not containing such provision, and the rights and obligations of the parties hereto will be construed and enforced accordingly.
(d)This Agreement has been jointly drafted by the parties hereto, after negotiations and consultations with their respective counsel. This Agreement will not be construed more strictly against one or more parties than against any other party.
(e)This Agreement (including the Schedules hereto) represents the entire understanding and agreement between the parties hereto regarding the offer and sale of Units and supersedes any and all prior negotiations, representations and agreements, whether written or oral related thereto.
(f)This Agreement may be amended at any time by the Dealer Manager by written notice to the Dealer, and any such amendment shall be deemed accepted by the Dealer upon placement of an order for sale of Units by such Dealer’s Customer after the Dealer has received such notice.
(g)This Agreement will be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. Neither the Dealer Manager nor the Dealer may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party hereto, and any purported assignment or other transfer of any such rights or obligations without such consent will be null and void.
(h)This Agreement may be executed in multiple counterparts, each of which will be deemed an original and all of which together will constitute but one and the same document.
(i)Headings or captions of this Agreement are for reference only and are not to be construed in any way as part of this Agreement, nor in the interpretation of this Agreement.
*****

DEALER MANAGER:
BLACKSTONE SECURITIES PARTNERS L.P.
By:_________________________________
Name: Evan Clandorf
Title:Authorized Signatory
Date:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.
1.IDENTITY OF DEALER:

Entity Name:	________________________
Type of entity:	________________________ (Corporation, Partnership or Proprietorship)
Organized in the State of:	________________________

Licensed as broker-dealer in all States:	Yes	_____	No	____

If no, list all States licensed as broker-dealer:	_______________________________________
________________________________________________________

Tax ID #:	______________
2.Person to receive notices delivered pursuant to the Selected Dealer Agreement.

Name:	____________________
Company:	____________________
Address:	____________________

City, State and Zip:	____________________
Telephone:	____________________
Email:
AGREED TO AND ACCEPTED BY THE DEALER:
____________________ (Dealer's Firm Name)
By:	____________________ Signature
Name:	____________________
Title:	____________________
Date:	____________________
SCH I-1
SCHEDULE I
ADDENDUM TO
SELECTED DEALER AGREEMENT WITH
BLACKSTONE SECURITIES PARTNERS L.P.
Name of Dealer:
The following reflects the subscription fee, placement fee and unitholder servicing fee arrangements as agreed upon between Blackstone Securities Partners L.P. (the “Dealer Manager”) and the Dealer,
effective as of the effective date of the Selected Dealer Agreement (the “Agreement”) between the Dealer
Manager and the Dealer in connection with the offering of Units of Blackstone Infrastructure Strategies
L.P. (the “Fund”) and Blackstone Infrastructure Strategies (TE) L.P. (the “Feeder” and together with the
Fund, the “Partnership”). For the avoidance of doubt, any reference to Class I-Series E Units, Class I-
Series I Units, Class I-Series II Units, Class I-Series III Units, Class I-Series IV Units, Class S-Series E
Units, Class S-Series I Units, Class D-Series E Units and/or Class D-Series I Units shall include each of the Fund’s Class I-Series E Units, Class I-Series I Units, Class I-Series II Units, Class I-Series III Units,
Class I-Series IV Units, Class S-Series E Units, Class S-Series I Units, Class D-Series E Units and/or
Class D-Series I Units and the Feeder’s Class I-Series ETE Units, Class I-Series ETE-ACC Units, Class I-
Series ITE Units, Class I-Series ITE-ACC Units, Class I-Series IITE Units, Class I-Series IIITE Units, Class I-
Series IVTE Units, Class S-Series ETE Units, Class S-Series ETE-ACC Units, Class S-Series ITE Units, Class
S-Series ITE-ACC Units, Class D-Series ETE Units, Class D-Series ETE-ACC Units, Class D-Series ITE Units
and/or Class D-Series ITE-ACC Units unless otherwise indicated herein.
Subscription Fees.
The Dealer may charge upfront selling commissions, placement fees, subscription fees or similar fees (“Subscription Fee”), on purchases and sales of Units on such Dealer’s brokerage platform, as set forth in “Unit Type Election” below, to the extent the applicable Memorandum discloses that such fees may be charged for the relevant Type of Units. Any Subscription Fee, including upfront placement fees or selling commissions, charged by the Dealer in connection with its sale of Units will be charged in a manner consistent with the applicable Memorandum and applicable law and FINRA rules. Purchases and sales of such Units may only be executed as purchases or redemptions between the Customer and the
Partnership. The Dealer shall not execute trades of Units between Customers. For the avoidance of doubt, subscription funds may be transmitted to the Partnership net of any Subscription Fees.
Terms and Conditions of the Servicing Fees.
The payment of the unitholder servicing fee (“Servicing Fees”) to the Dealer is subject to the terms and conditions set forth herein and in the applicable Memorandum as may be amended or supplemented from time to time. If the Dealer elects to sell Class S-Series E Units, Class S-Series I Units,
Class D-Series E Units and/or Class D-Series I Units, eligibility to receive the Servicing Fee with respect to the Class S-Series E Units, Class S-Series I Units, Class D-Series E Units and/or Class D-Series I
Units, as applicable, sold by the Dealer is conditioned upon the Dealer acting as broker-dealer of record with respect to such Units and complying with the requirements set forth below, including providing unitholder and account maintenance services with respect to such Units.
(i)the existence of an effective Selected Dealer Agreement or ongoing Servicing Agreement
(as defined below) between the Dealer Manager and the Dealer, and
SCH I-2
(ii)the provision of the following services with respect to the Class S-Series E Units, Class
S-Series I Units, Class D-Series E Units and/or Class D-Series I Units, as applicable, by the Dealer:
1.assistance with recordkeeping, in accordance with the Dealer’s then existing requirements, including maintaining records for and on behalf of the Dealer’s Customers reflecting transactions and balances of Units owned,
2.answering investor inquiries regarding the Partnership, including distribution payments and reinvestments,
3.helping investors understand their investments upon their request, and
4.redemption requests. For the avoidance of doubt, the Dealer’s Customers shall submit redemption requests directly to the Partnership or its agent.
For the avoidance of doubt, the Dealer is not to be considered the official books and records keeper of the Partnership. In connection with this provision, the Dealer agrees to reasonably cooperate to provide certification to the Partnership, the Dealer Manager, and its agents (including its auditors)
confirming the provision of services to each particular group of unitholders upon reasonable request.
The Dealer hereby represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements and is providing the above-described services.
In the event of termination of the Agreement, the Dealer Manager and the Dealer shall promptly enter into a Servicing Agreement on reasonable and customary terms mutually agreed upon by the Dealer and the Dealer Manager to provide for the continuation of these services by the Dealer and the continuation of the payment by the Dealer Manager of the Servicing Fee with respect to the Units for which the Dealer continues to act as broker of record.
Subject to the conditions described herein, the Dealer Manager will reallocate to the Dealer the
Servicing Fee in an amount described below, on Class S-Series E Units, Class S-Series I Units, Class D-
Series E Units or Class D-Series I Units, as applicable, sold by the Dealer. To the extent payable, the
Servicing Fee will be payable monthly in arrears as provided in the applicable Memorandum. All determinations regarding the Dealer’s compliance with the listed conditions in this Schedule I will be made by the Dealer Manager in good faith in accordance with the terms of this Agreement.
Notwithstanding the foregoing, subject to the terms of the applicable Memorandum, at such time as the Dealer is no longer the broker-dealer of record with respect to such Class S-Series E Units, Class S-
Series I Units, Class D-Series E Units or Class D-Series I Units, or the Dealer no longer satisfies any or all of the conditions set forth above, then the Dealer’s entitlement to the Servicing Fees related to such
Class S-Series E Units, Class S-Series I Units, Class D-Series E Units and/or Class D-Series I Units, as
applicable, shall cease, and the Dealer shall not receive the Servicing Fee for, that month or any portion thereof (i.e., Servicing Fees are payable with respect to an entire month without any proration). Broker-
dealer transfers will be made effective as of the first business day of a month.
Thereafter, such Servicing Fees may be reallocated to the then-current broker-dealer of record of the Class S-Series E Units, Class S-Series I Units, Class D-Series E Units and/or Class D-Series I Units,
as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Selected Dealer Agreement or similar agreement with the
Dealer Manager (“Servicing Agreement”) and such Selected Dealer Agreement or Servicing Agreement
SCH I-3
with the Servicing Dealer provides for such reallocation. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer is not entitled to any Servicing Fee with respect to Class I-Series E Units, Class I-Series I Units, Class I-Series II Units, Class I-Series III
Units or Class I-Series IV Units.
General
Servicing Fees due to the Dealer pursuant to this Agreement will be paid to the Dealer within 30 days after receipt by the Dealer Manager. The Dealer, in its sole discretion, may authorize the Dealer
Manager to deposit Servicing Fees or other payments due to it pursuant to this Agreement directly to its bank account. If the Dealer so elects, the Dealer shall provide such deposit authorization and instructions in Schedule II to this Agreement.
The parties hereby agree that the foregoing Subscription Fees and Servicing Fees are not in excess of the usual and customary brokers’ commission received in the sale of securities similar to the
Units, that the Dealer’s interest in the Offering is limited to such Subscription Fee from its Customers and
Servicing Fee from the Dealer Manager.
The Dealer waives any and all rights to receive compensation, including the Servicing Fee, until it is paid to and received by the Dealer Manager. The Dealer affirms that the Dealer Manager’s liability for Servicing Fees is limited solely to the proceeds of the Servicing Fee receivable from the Partnership and the Dealer hereby waives any and all rights to receive any reallowance of the Servicing Fee due until such time as the Dealer Manager is in receipt of the Servicing Fee from the Partnership. The Dealer acknowledges that the Dealer Manager will not have custody of such Servicing Fees and that its involvement in the reallowance of such Servicing Fees, if any, is ministerial only, based on information from the Dealer, the Fund, and the Fund’s transfer agent. The Dealer affirms that neither the Partnership nor the Dealer Manager has any obligation to the Dealer with respect to any Subscription Fees or other fees, including upfront selling commissions or placement fees, the Dealer may charge to a Customer.
The Dealer shall furnish the Dealer Manager and the Partnership with such information as shall reasonably be requested by the Partnership with respect to the fees paid to the Dealer pursuant to this
Schedule I, and the Dealer shall notify the Dealer Manager if the Dealer is not eligible to receive
Subscription Fees and/or Servicing Fees at the time of purchase.
SCH I-4
Unit Type Election
CHECK EACH APPLICABLE BOX BELOW IF DEALER ELECTS TO PARTICIPATE IN THE
DISTRIBUTION OF THE LISTED UNIT TYPE:
The Fund
□ Class I-Series E Units □ Class I-Series I Units□ Class I-Series II Units
□ Class I-Series III Units□ Class I-Series IV Units□ Class S-Series E Units
□ Class S-Series I Units□ Class D-Series E Units □ Class D-Series I Units
The Feeder
□ Class I-Series ETE Units□ Class I-Series ETE-ACC Units □ Class I-Series ITE Units
□ Class I-Series ITE-ACC Units □ Class I-Series IITE Units□ Class I-Series IIITE Units
□ Class I-Series IVTE Units □ Class S-Series ETE Units□ Class S-Series ETE-ACC Units
□ Class S-Series ITE Units□ Class S-Series ITE-ACC Units □ Class D-Series ETE Units
□ Class D-Series ETE-ACC Units □ Class D-Series ITE Units□ Class D-Series ITE-ACC Units
The following reflects the Subscription Fee arrangement and/or the Servicing Fees as agreed upon between the Dealer Manager and the Dealer for the applicable Unit Type.

_____ (Initials)	No upfront selling commission but the Dealer may charge a Subscription Fee up to 3.5% of the NAV per Class S- Series E Unit and/or Class S-Series I Unit sold in the Offering	By initialing here, the Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class S-Series E Units and/or Class S-Series I Units.
_____ (Initials)	Servicing Fee of 0.85% per annum of the aggregate NAV of outstanding Class S-Series E Units and/or Class S-Series I Units, as applicable, as of the last day of each month
By initialing here, the Dealer agrees to
the terms of eligibility for the Servicing
Fee set forth in this Schedule I. Should
the Dealer choose to opt out of this
provision, it will not be eligible to
receive the Servicing Fee and initialing
is not necessary. The Dealer represents
by its acceptance of each payment of the
Servicing Fee that it complies with each
of the above requirements.

SCH I-5

_____ (Initials)	No upfront selling commission but the Dealer may charge a Subscription Fee up to 1.5% of the NAV per Class D- Series E Unit and/or Class D-Series I Unit sold in the Offering	By initialing here, the Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to the Class D-Series E Units and/or Class D-Series I Units.
_____ (Initials)	Servicing Fee of 0.25% per annum of the aggregate NAV of outstanding Class D-Series E Units and/or Class D-Series I Units as of the last day of each month
By initialing here, the Dealer agrees to
the terms of eligibility for the Servicing
Fee set forth in this Schedule I. Should
the Dealer choose to opt out of this
provision, it will not be eligible to
receive the Servicing Fee and initialing
is not necessary. The Dealer represents
by its acceptance of each payment of the
Servicing Fee that it complies with each
of the above requirements.

SCH I-6
IN WITNESS WHEREOF, the parties hereto have caused this addendum to be executed as of the date first written above.
“DEALER MANAGER”
BLACKSTONE SECURITIES PARTNERS L.P.
By: ______________________________________
Name: Evan Clandorf
Title: Authorized Signatory
“DEALER”
[______]
By:______________________________________
Name:
Title:
SCH II-1
SCHEDULE II
TO
SELECTED DEALER AGREEMENT WITH
BLACKSTONE SECURITIES PARTNERS L.P.
NAME OF ISSUER: BLACKSTONE INFRASTRUCTURE STRATEGIES L.P. BLACKSTONE
INFRASTRUCTURE STRATEGIES (TE) L.P.
NAME OF DEALER:
SCHEDULE TO AGREEMENT DATED:
The Dealer hereby authorizes the Dealer Manager or its agent to deposit servicing fees and other fees due to it pursuant to the Selected Dealer Agreement to its bank account specified below. This authority will remain in force until the Dealer notifies the Dealer Manager in writing to cancel it. In the event that the
Dealer Manager deposits funds erroneously into the Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to the Dealer for an amount not to exceed the amount of the erroneous deposit.
Bank Name:
Bank Address:
Bank Routing Number:
Account Number:
“DEALER”
______________________________________________
(Print Name of Dealer)
By:___________________________________________
Name:____________________________________
Title:_____________________________________
Date:_____________________________________
SCH III-1
SCHEDULE III
TO
SELECTED DEALER AGREEMENT WITH
BLACKSTONE SECURITIES PARTNERS L.P.
[__]
[* No onshore solicitation and/or sales (as understood under applicable local law, regulation and/or tolerated market practice)]
SCH IV-1
SCHEDULE IV
TO
SELECTED DEALER AGREEMENT WITH
BLACKSTONE SECURITIES PARTNERS L.P.
OFFERING CERTIFICATE
[DATE]
[__], together with its affiliates (the “Dealer”), hereby certifies to Blackstone Infrastructure
Strategies L.P. and Blackstone Infrastructure Strategies (TE) L.P. (collectively, the “Partnership”) as follows:
1.The limited partnership units (the “Units”) in the Partnership have not been offered by the Dealer by any form of general solicitation or general advertising, including (without limitation) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminars or meetings whose attendees have been invited by any general solicitation or advertising.
2.The Dealer has maintained an accurate record of all offerees to whom the Dealer has distributed a copy of the applicable Memorandum relating to the Partnership.
3.None of (i) the Dealer, (ii) any person who through the Dealer has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with such sale of securities, (iii) any general partner or managing member of any person described in (i) or (ii), or
(iv) any director, executive officer or other officer participating directly or indirectly in the offering of the Units, of any person described in (i), (ii) or (iii) (each, a “Covered Person”) are subject to an event described in Rule 506(d)(1)(i)-(viii) of Regulation D promulgated under the
U.S. Securities Act of 1933, as amended (“Disqualifying Events”), except (i) any Waived
Disqualifying Events disclosed in Schedule V of this Selected Dealer Agreement or (ii) as set forth in any notice required by Section 5(a)(xvii) and Section 5(a)(xix) of this Selected Dealer
Agreement. The Waived Disqualifying Event(s) will not cause the Partnership to be disqualified from reliance upon Rule 506 as a result of the Dealer’s (and its related persons’) participation in the offering of the Units. For purposes of the foregoing, “director”, “officer” and “executive officer” will have the meanings ascribed to them in Rule 405 of the U.S. Securities Act of 1933, as amended.
4.The Dealer has provided the Partnership with a copy of the applicable waiver, order, judgment or decree granted under Rule 506(d)(2)(ii)-(iii) with respect to a Waived Disqualifying Event. To the extent that a condition of a waiver, order, judgment or decree applicable to a Waived
Disqualifying Event requires disclosure to prospective investors in the Partnership, the Dealer agrees that the description on Schedule V hereto of the Waived Disqualifying Event complies with the requirements of the applicable waiver, order, judgment or decree granted under Rule
506(d)(2)(ii)-(iii) and the Dealer authorizes the disclosure of any descriptions on Schedule V to current and prospective investors of the Partnership.
5.The Dealer will notify the Partnership promptly in writing (i) if any of the information contained in this certificate becomes untrue or incomplete at any time or (ii) should it become aware of any
Covered Person becoming the subject of or otherwise involved in any matter that would be reasonably likely upon resolution thereof to result in a Disqualifying Event.
SCH IV-2
This Certificate is delivered for the benefit of the Partnership and Simpson Thacher & Bartlett LLP only, and may not be relied upon by any other person for any purpose whatsoever.
[Rest of page intentionally left blank]
SCH IV-3
IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.
[Dealer]
By:______________________________________
Name:_________________________________
Title:__________________________________
SCH V-1
SCHEDULE V
TO
SELECTED DEALER AGREEMENT WITH
BLACKSTONE SECURITIES PARTNERS L.P.
DISCLOSURE OF DISQUALIFYING EVENT
[ ]
The parties agree that additional disclosures may be added to this Schedule V at a future date with the consent of the parties. The parties further agree that all disclosures provided as part of this Schedule V will be provided to potential investors consistent with the requirements of Regulation D of the Securities
Act.